Document is copied.
As filed with the Securities and Exchange Commission on March 1, 2001


                                             Registration No. 333-54916


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM N-14


   |X|Pre-Effective Amendment No. 1    |_| Post-Effective Amendment No._


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           -------------------------

                          BARR ROSENBERG SERIES TRUST*
               (Exact Name of Registrant as Specified in Charter)

                                  800-447-3332

                        (Area Code and Telephone Number)

                  3435 Stelzer Road, Columbus, Ohio 43219-8021
                    (Address of Principal Executive Offices)

                           -------------------------
                             EDWARD H. LYMAN, ESQ.
                    AXA Rosenberg Investment Management, LLC
                          Four Orinda Way, Building E
                            Orinda California 94563

                    (Name and Address of Agents for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.



                            -------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to shares previously registered on the aforesaid Registration Statement.

*On behalf of its AXA Rosenberg International Equity Fund.

                          BARR ROSENBERG SERIES TRUST

                            AXA ROSENBERG JAPAN FUND
            (A SERIES OF BARR ROSENBERG SERIES TRUST (THE "TRUST"))

                                 March 5, 2001

Dear AXA Rosenberg Japan Fund Shareholder:

    The attached information statement describes an agreement and plan of reorganization (the "Agreement") by which substantially all the assets of the AXA Rosenberg Japan Fund (the "Japan Fund") will be sold to the AXA Rosenberg International Equity Fund (the "International Fund" and, together with the Japan Fund, the "Funds"). AXA Rosenberg Group LLC, the majority shareholder of the Japan Fund, has indicated that it will approve the Agreement. Accordingly, no shareholder proxies will be solicited with respect to the transactions contemplated by the Agreement. After the Agreement has received SEC approval and has been implemented, each shareholder of the Japan Fund will automatically become a shareholder of the International Fund, and the Japan Fund will be terminated by the Trust's Board of Trustees (the "Board").

    THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER. The Board believes that combining the two Funds will benefit the shareholders of the Japan Fund. The attached information statement provides more information about the proposed reorganization and the Funds.

    NO PROXY IS SOLICITED BY THIS INFORMATION STATEMENT; NO PROXY CARD IS ENCLOSED. The holder of a majority of the issued shares of the Japan Fund has indicated that it will give written consent to the Agreement and the transactions contemplated thereby. Accordingly, your vote is not being solicited by this information statement, and no proxy card is enclosed. You may elect to redeem your shares or exchange your shares at any time in accordance with the Second Amended and Restated Agreement and Declaration of Trust, as amended, of the Trust.

                                          Very truly yours,

                                          Richard L. Saalfeld
                                          President
                                          Barr Rosenberg Series Trust

NO SHAREHOLDER PROXIES ARE SOLICITED IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        PROSPECTUS/INFORMATION STATEMENT

                                                                   MARCH 5, 2001

                                  INTRODUCTION

    This Prospectus/Information Statement relates to the planned sale (the "Merger") of substantially all the assets of the AXA Rosenberg Japan Fund (the "Acquired Fund") to the AXA Rosenberg International Equity Fund (the "Acquiring Fund"). Both the Acquired Fund and the Acquiring Fund are series of Barr Rosenberg Series Trust (the "Trust"). The Acquired Fund and the Acquiring Fund are referred to collectively in this Information Statement as the "Funds." The Merger is to be effected through the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Merger Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. This will be followed by the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. As a result of the Merger, each shareholder of the Acquired Fund will receive in exchange for his or her Acquired Fund shares a number of Merger Shares of the same class equal in value on the date of the exchange to the aggregate value of such shareholder's Acquired Fund shares. This means that you may end up with a different number of shares than you originally held, but the total dollar value of your shares will remain the same.

    Because a majority of the outstanding shares of the Acquired Fund has indicated that it will approve the Merger, your proxy is not being solicited. However, because you will receive shares of the Acquiring Fund in exchange for your shares of the Acquired Fund as a result of the Merger, this Information Statement both describes the Merger and serves as a Prospectus for the Merger Shares of the Acquiring Fund.

    The Trust is an open-end series management investment company organized as Massachusetts business trust. The Trust has its principal executive offices at 3435 Stelzer Road, Columbus, Ohio 43219-8021 and can be reached through its toll-free telephone numbers: (800) 555-5737 (Institutional Shares) and (800) 447-3332 (Investor Shares).

    The Acquiring Fund invests in the common stocks of large foreign companies in Asia (including Japan), Europe, Australia and the Far East and, under normal circumstances, will invest in securities principally traded in at least three different countries. The Acquired Fund invests primarily in the common stocks of large Japanese companies that are listed and traded on any of the eight Japanese exchanges or traded over the counter. Ordinarily, the Acquired Fund maintains at least 65% of its total assets invested in such Japanese securities.

    This Prospectus/Information Statement explains concisely what you should know about an investment in the Acquiring Fund. Please read it carefully and keep it for future reference.

    THE SEC HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

    You may lose money by investing in the Acquiring Fund. The Acquiring Fund may not achieve its goals and is not intended as a complete investment program. An investment in the Acquiring Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Prospectus/Information Statement:

    - the Funds' current Prospectus, dated July 31, 2000, as supplemented through the date hereof (the "Prospectus"); and

    - the Statement of Additional Information relating to this Prospectus/Information Statement dated March 5, 2001 (the "Merger SAI").

    This Prospectus/Information Statement is accompanied by a copy of the Prospectus. You may obtain text-only copies of the Prospectus and the Funds' current Statement of Additional Information (the "SAI") for free from the Edgar database on the SEC's Internet website at http://www.sec.gov. For a free copy of the Prospectus, the SAI, the Merger SAI, the Trust's Annual Report to Shareholders for the year ended March 31, 2000 (the "Annual Report") or the Trust's Semi-Annual Report dated September 30, 2000 (the "Semi-Annual Report"), please call Barr Rosenberg Series Trust shareholder services at (800) 555-5737 (Institutional Shares) or (800) 447-3332 (Investor Shares), or write to:

Barr Rosenberg Series Trust
3435 Stelzer Road
Columbus, Ohio 43219-8021

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

INTRODUCTION................................................    2

OVERVIEW OF MERGER..........................................    4

  Planned Transaction.......................................    4
  Operating Expenses and Fees...............................    4
  Federal Income Tax Consequences...........................    6
  Comparison of Investment Objectives, Policies and
    Restrictions............................................    6
  Comparison of Distribution Policies and Purchase, Exchange
    and Redemption Procedures...............................    7
  Advisory Services.........................................    7

RISK FACTORS................................................    7

  Investment Risks..........................................    8
  Special Risks of Foreign Investments......................    8
  Currency Risk.............................................    8
  Portfolio Turnover........................................    8
  Management Risk...........................................    8

THE MERGER..................................................    8

  Agreement and Plan of Reorganization......................    8
  Background and Reasons for the Proposed Merger............    9
  Other Alternatives........................................   10

INFORMATION ABOUT THE MERGER................................   10

  Application for Exemptive Order...........................   10
  No Shareholder Vote will be Taken.........................   10
  Agreement and Plan of Reorganization......................   10
  Description of the Merger Shares..........................   11
  Organization..............................................   12
  Federal Income Tax Consequences...........................   12
  Sale of Assets............................................   13
  Capitalization............................................   13

INFORMATION ABOUT THE FUNDS.................................   15

APPENDIX A -- FORM OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................  A-1

                               OVERVIEW OF MERGER

PLANNED TRANSACTION

    The Trustees of the Trust have approved the Merger on behalf of the Funds. AXA Rosenberg Group LLC, the majority shareholder of the Acquired Fund (the "Majority Shareholder"), has indicated that it will approve the Merger. The Merger will be accomplished pursuant to an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the liquidation of the Acquired Fund.

    As a result of the Merger, the Acquired Fund will receive a number of Investor and Institutional Merger Shares of the Acquiring Fund equal in aggregate value to the net assets of the Acquired Fund attributable to its Investor and Institutional Shares, respectively. Following the transfer,
(i) the Acquired Fund will distribute to each of its Investor and Institutional shareholders a number of full and fractional Investor or Institutional Merger Shares, as applicable, equal in value to the aggregate value of the shareholder's Investor or Institutional Acquired Fund shares, and (ii) the Acquired Fund will be liquidated. The Investor and Institutional Shares of the Acquired Fund have identical characteristics to the corresponding classes of shares of the Acquiring Fund, as described in the Funds' Prospectus.

    As described more fully below, the Trustees of the Trust have approved the Merger. In reaching their decision, the Trustees considered that, since its inception over ten years ago, the Acquired Fund has attracted little outside investor interest, and, as a result, approximately 82% of its outstanding voting securities are currently owned by the Majority Shareholder. Furthermore, because AXA Rosenberg Investment Management LLC (the "Adviser") has agreed to waive its management fee and bear certain expenses, it continually incurs expenses in connection with the Acquired Fund averaging approximately $100,000 per annum. The Adviser's subsidy of the Acquired Fund presents a constant drain on the Adviser's resources. The Adviser has no desire to continue expending its resources on a Fund which, because of its shrinking assets base promises to continue to drain resources while providing benefits to only a relatively small number of shareholders.

    Of course, the Majority Shareholder could save the costs of the Merger by simply redeeming its shares and reinvesting the proceeds in the Acquiring Fund, and the Trustees have the power under the Declaration of Trust to liquidate the Acquired Fund. However, either of these courses of action would trigger a realization event for tax and accounting purposes for all shareholders. To avoid such an event, the Trustees and Majority Shareholder have elected instead to proceed with the Merger as proposed. See "Background and Reasons for the Proposed Merger." Moreover, the Merger offers shareholders of the Acquired Fund the opportunity to invest in a Fund with a larger asset base, which should offer economies of scale and opportunities for greater diversification of risk.

    If, as intended, the Merger qualifies as a tax-free reorganization, neither the Acquired Fund nor its shareholders will recognize gain or loss in connection with the Merger. The Acquiring Fund will take a "carry over" basis in the securities acquired from the Acquired Fund, and each Acquired Fund shareholder will take a basis in its Acquiring Fund shares equal to the basis such shareholder had in its Acquired Fund shares prior to the Merger. See "Federal Income Tax Consequences."

OPERATING EXPENSES AND FEES

    As the following tables suggest, the Merger should result in Acquired Fund shareholders experiencing lower Fund expenses. Of course, there can be no assurance that the Merger will result in expense savings for shareholders. These tables summarize, for both Investor Shares and Institutional Shares, expenses:

    - that the Acquired Fund incurred in its fiscal year ended March 31, 2000;

    - that the Acquiring Fund is estimated to incur during its current fiscal year on an annualized basis; and

    - that the Acquiring Fund would have incurred in its most recent fiscal year on a pro forma basis, giving effect to the proposed Merger, as if the Merger had occurred as of the beginning of such fiscal year.

The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs.

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)

                                                                                         PRO FORMA
                                                        CURRENT     CURRENT EXPENSES     EXPENSES
                                                        EXPENSES     INTERNATIONAL     INTERNATIONAL
                                                       JAPAN FUND     EQUITY FUND*     EQUITY FUND*
                                                       ----------   ----------------   -------------
MANAGEMENT FEES
  Investor...........................................     1.00%           0.85%            0.85%
  Institutional......................................     1.00%           0.85%            0.85%
SERVICE (12B-1) FEES
  Investor...........................................     0.25%           0.25%            0.25%
  Institutional......................................     None            None              None
OTHER EXPENSES
  Investor**.........................................     8.46%           1.85%            1.85%
  Institutional......................................     8.31%           1.70%            1.70%
TOTAL ANNUAL FUND OPERATING EXPENSES
  Investor...........................................     9.71%           2.95%            2.95%
  Institutional......................................     9.31%           2.55%            2.55%
FEE WAIVER AND/ OR EXPENSE REIMBURSEMENT***
  Investor...........................................     7.81%           1.20%            1.20%
  Institutional......................................     7.81%           1.20%            1.20%
NET EXPENSES
  Investor...........................................     1.90%           1.75%            1.75%
  Institutional......................................     1.50%           1.35%            1.35%

------------------------

* Because the International Equity Fund became operational on June 7, 2000, its expenses and the pro forma expenses shown in the table are based on estimates for the current fiscal year. Through December 31, 2000, the International Equity Fund's actual total expenses, expressed on an annualized basis, were 3.00% and 3.68%, for Institutional and Investor Shares, respectively, of its average daily net assets, before the Adviser's fee waiver and/or expense reimbursement.

** The Trustees have authorized the payment of up to 0.15% of the fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting services in connection with such shares.


*** The Adviser has contractually undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees and extraordinary expenses) until further notice (and in any event at least until 3/31/02). Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to the Adviser to the extent that from time to time through the next two fiscal years the repayment will not cause the Fund's expenses to exceed the limit, if any, agreed to by the Adviser at that time.

EXAMPLE OF FUND EXPENSES:

    An investment of $10,000 would incur the following expenses, assuming a 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                                                                     INTERNATIONAL
                                                                     INTERNATIONAL   EQUITY FUND*
                                                        JAPAN FUND   EQUITY FUND*     (PRO FORMA)
                                                        ----------   -------------   -------------
Investor
  1 year..............................................      $193         $178            $178
  3 years.............................................    $2,102         $800            $800
  5 years.............................................    $3,835           --              --
  10 years............................................    $7,503           --              --
Institutional
  1 year..............................................      $153         $137            $137
  3 years.............................................    $1,998         $679            $679
  5 years.............................................    $3,687           --              --
  10 years............................................    $7,313           --              --

------------------------

* Because the International Equity Fund became operational on June 7, 2000, it is a "New Fund" as that term is defined in Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore expenses shown in the indicated columns above are estimates and are provided for the 1 year and 3 year periods only.

FEDERAL INCOME TAX CONSEQUENCES

    For federal income tax purposes, the Merger is structured to qualify as a tax-free reorganization. Accordingly, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Merger, and the aggregate tax basis of the Merger Shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder's Acquired Fund shares. Some portion of the portfolio assets of the Acquired Fund may be sold immediately prior to the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales will be distributed to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions may be taxable to the shareholders. For more information about the federal income tax consequences of the Merger, see "Information about the Merger--Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    The Acquiring Fund has investment objectives that are generally similar to those of the Acquired Fund, except that the Acquiring Fund may invest in a wider geographical area, as noted below. Both Funds invest in the equity securities of large companies which are traded in overseas markets, and because the Acquiring Fund's investment universe includes that of the Acquired Fund, it is expected that a significant portion of the holdings of the Acquired Fund will constitute suitable investments for the Acquiring Fund.

    Under normal circumstances, each Fund invests at least 65% of its total assets in the common stocks of corporations with characteristics similar to those of corporations traded on their respective benchmark indices. The Acquired Fund specifically limits such investments to securities traded on the eight major Japanese stock markets, while the Acquiring Fund has the authority to invest in securities traded in the securities markets of any country in the world (but generally will limit its investments to securities traded in the markets of Asia, Europe, Australia and the Far East).

    For a more detailed description of the investment techniques used by the Acquired Fund and the Acquiring Fund, please see the Prospectus and the SAI.

    The total return for the Acquired Fund and the Acquiring Fund is set forth in the chart below.

                      TOTAL RETURN COMPARISON AS OF 12/31/00*

                                                                                                            SINCE
                                                                        5 YEARS          10 YEARS          6/7/00
                                                       1 YEAR          ANNUALIZED       ANNUALIZED      CUMULATIVE**
                                                   ---------------   --------------   --------------   ---------------
Japan Fund.......................................           -28.33%          -8.97%           -2.49%            -25.27%
International Equity Fund........................              N/A             N/A              N/A              -9.70%

------------------------

* Performance is for Institutional Shares of both Funds. Fund performance data shown is net of all expenses and sales charges. For further information about each Fund's performance, including information about waivers/reimbursements that affected each Fund's performance, see the Prospectus.

**  Since Acquiring Fund's inception.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION
  PROCEDURES

    As noted above, both the Acquired Fund and the Acquiring Fund are series of the Trust, and therefore the Funds have identical distribution and purchase procedures, exchange rights and redemption rights. Both Funds distribute substantially all net realized capital gains at least annually. The Acquired Fund and the Acquiring Fund have the same procedures for purchasing shares, as described in the Prospectus. Shares of each Fund may be exchanged for shares of the same class of any other fund or portfolio offered by the Trust in accordance with the Second Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and Bylaws of the Trust.

    See the Prospectus and the SAI for further information.

ADVISORY SERVICES

    AXA Rosenberg Group LLC, ("AXA Rosenberg Group") a holding company for the AXA Rosenberg businesses is the sole member and 100% owner of the Adviser. The Adviser provides investment advice to a wide variety of institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of December 31, 2000, of more than $8 billion.

    As investment adviser to the Funds, the Adviser is responsible for making investment decisions for the Funds and managing the Funds' other affairs and business, subject to the supervision of the Trust's Board of Trustees. The Adviser also provides investment advisory services to the other portfolios of the Trust.

                                  RISK FACTORS

    As with any stock mutual fund, you may lose money by investing in the Acquiring Fund. Certain risks associated with an investment in the Acquiring Fund are summarized below. Because the Acquiring Fund and the Acquired Fund share certain policies described more fully above under "Overview of Merger Comparison of Investment Objectives, Policies and Restrictions," many of the risks of an investment in the Acquiring Fund are substantially similar to the risks of an investment in the Acquired Fund.

    The values of all securities and other instruments held by the Acquiring Fund vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of the Acquiring Fund will vary and may be less at the time of redemption than it was at the time of investment. The following subsections identify and explain the principal risks that affect an investment in the Acquiring Fund.

INVESTMENT RISKS

    The Acquiring Fund is subject to investment risks, or the risk that the value of Fund shares may vary depending on external conditions affecting the Fund's portfolio. These conditions depend upon the market, economic, political, regulatory and other factors. An investment in the Acquired Fund is also subject to this risk. In addition, the Acquired Fund is subject to the risks associated with investing almost exclusively in the stocks of companies which are subject to Japanese economic factors and conditions. Since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally.

SPECIAL RISKS OF FOREIGN INVESTMENTS

    Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Acquiring Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. An investment in the Acquired Fund is also subject to this risk.

CURRENCY RISK

    As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Acquiring Fund is subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, causing the dollar value of these types of investments to be adversely effected. An investment in the Acquired Fund is also subject to this risk.

PORTFOLIO TURNOVER

    The Acquiring Fund is actively managed and, in some cases, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Such costs will reduce the Acquiring Fund's return. A higher portfolio turnover rate may also result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed. An investment in the Acquired Fund is also subject to this risk.

MANAGEMENT RISK

    The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The success of the Fund's investment strategy depends upon the Adviser's skill in determining which securities to buy and which securities to sell. Therefore, as with any actively managed investment portfolio, the Fund is subject to the risk that the Adviser will make poor stock selections. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that they will meet stated objectives or produce desired results. An investment in the Acquired Fund is also subject to this risk.

                                   THE MERGER

AGREEMENT AND PLAN OF REORGANIZATION

    The Merger will take place pursuant to an Agreement and Plan of Reorganization (the "Agreement") between the Acquired Fund and the Acquiring Fund in the form attached to this Prospectus/Information Statement as APPENDIX A.

    The Agreement provides, among other things, for the sale of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the issuance to the Acquired Fund of the Investor and Institutional Merger Shares, the number of which will be calculated based on the value of the net assets attributable to the Investor and Institutional Shares, respectively, of the Acquired Fund acquired by the Acquiring Fund and the net asset value per share of the Investor and Institutional Shares of the Acquiring Fund and (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, all as more fully described below under "Information About the Merger."

    After receipt of the Merger Shares, the Acquired Fund will cause the Investor Merger Shares to be distributed to its Investor shareholders and the Institutional Merger Shares to be distributed to its Institutional shareholders, in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of full and fractional Investor and/or Institutional Merger Shares equal in value at the date of the exchange to the aggregate value of such shareholder's Investor or Institutional Acquired Fund Shares.

BACKGROUND AND REASONS FOR THE PROPOSED MERGER

    The Board of Trustees, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds (the "Independent Trustees"), has unanimously determined that the Merger is in the best interests of the Funds, and that the interests of the Acquiring Fund's shareholders will not be diluted as a result of effecting the Merger. Accordingly, at a meeting held on December 4, 2000, the Trustees unanimously approved the Merger. Before reaching their conclusions, the Board considered (i) that the shareholders of the Funds will not incur any expenses associated with the Merger (except brokerage fees, if any, and other similar expenses), including those described under "Information about the Merger," (ii) that all securities will be consistently valued for all purposes in accordance with the Trust's valuation procedures,
(iii) the overall operating expenses expected to be borne by Acquired Fund's shareholders, (iv) the prospects for growth of the Acquiring Fund, possibly enabling further economies of scale and even lower fees for all shareholders of the Acquiring Fund in the future, and (v) the increasing difficulties of managing the Acquired Fund as its assets continue to shrink. In addition, the Trustees considered the relative investment performance of the Acquiring Fund and the Acquired Fund.

    The principal reasons why the Board approved the Merger are as follows:

    (i) SUSTAINABLE DECREASES IN OVERALL EXPENSES. As noted above, the Acquired Fund historically has been expensive to operate, and the Adviser has borne a majority of the Fund's expenses. The Acquired Fund's expenses are not likely to decrease as a percentage of its assets in the future, and the Adviser does not intend to continue subsidizing a small, shrinking fund indefinitely. If the Adviser discontinued its fee waiver and/or expense reimbursement, the Fund's shareholders would incur its high expenses directly. As described more fully in the overview under "Operating Expenses" the Merger is expected to result in aggregate ongoing operating expenses for the Acquired Fund shareholders that would be lower than those they have borne historically as shareholders of the Acquired Fund and lower than those that would be borne if the Adviser were to discontinue its fee waiver and/or expense reimbursement. Of course, there can be no assurance that the Merger will result in savings in operating expenses to shareholders.

    (ii) APPROPRIATE INVESTMENT OBJECTIVES, DIVERSIFICATION, ETC. The investment objective, policies, and restrictions of the Acquiring Fund are generally similar to those of the Acquired Fund, with the exception that the Acquiring Fund is not limited to investing primarily in Japanese securities. The Merger offers shareholders, on a tax free basis, an investment opportunity comparable to that currently afforded by the Acquired Fund, but with the potential for reduced investment risk because of the opportunities for additional diversification of portfolio investments through increased Fund assets and a more broad investment universe. Shareholders who prefer a more concentrated investment profile will, of course, be able to redeem their shares of the Acquiring Fund.

    (iii) TAX-ADVANTAGED METHOD OF LIQUIDATING THE ACQUIRED FUND. As noted above, the high operating expenses of the Acquired Fund are such that it is in the interests of the Acquired Fund, its shareholders and the Adviser to terminate the Fund. Under the Declaration of Trust, the Trustees have the power to liquidate and terminate the Acquired Fund, but this course of action would have created a recognition event for tax and accounting purposes for the Fund and its shareholders. By effecting the Merger, the Trust will terminate the Acquired Fund on a tax free basis.

OTHER ALTERNATIVES

    At any time prior to the Merger Date, shareholders of the Acquired Fund may redeem their shares and receive the net asset value thereof pursuant to the procedures set forth under "Redemption of Shares" in the Prospectus. Shareholders may also exchange their shares of the Acquired Fund for shares of the same class of any other Fund of the Trust that offers that class, as described under "Exchanging Shares" in the Prospectus.

    A redemption or exchange may be taxable as a sale of a security on which a gain or loss would be recognized. Shareholders should consult their tax advisers regarding the tax treatment applicable to the redemption of their shares for federal income tax purposes and also regarding possible state and local tax consequences. See "Information About the Merger--Federal Income Tax Consequences."

                          INFORMATION ABOUT THE MERGER

APPLICATION FOR EXEMPTIVE ORDER

    AXA Rosenberg Group, a holding company for the AXA Rosenberg businesses, is the sole member and 100% owner of the Adviser and the majority shareholder of the Acquired Fund and as such may be deemed to be an affiliate of both the Adviser and the Acquired Fund under the 1940 Act. Due to these affiliations and the affiliation between the Adviser and each Fund, SEC approval is required to effect the Merger. On November 22, 2000, the Trust filed an application for an order, pursuant to Section 17(b) of the 1940 Act, which, if granted, will exempt the Merger from the prohibitions of Section 17(a) of such Act. The consummation of the Merger is dependent upon the receipt of such exemptive order from the SEC. If the order is issued by the SEC prior to March 30, 2001, the Merger will be effected on or about that date.

NO SHAREHOLDER PROXIES WILL BE SOLICITED

    Approval of the Merger requires the approval not only of a majority of the Trustees, but also of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Acquired Fund, which means the lesser of
(A) 67% or more of the shares of the fund present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (B) more than 50% of the outstanding shares of the relevant fund. Under the Declaration of Trust, shareholders are entitled to one vote for each full share held, with fractional votes for fractional shares held, and separate classes vote together as one group on matters, such as the Merger, that affect classes equally. As of January 31, 2001, there were 195,463.184 shares of record of the Acquired Fund entitled to vote, of which the Majority Shareholder owned 160,153.845, or approximately 82%. The Majority Shareholder has indicated that, on or about March 28, 2001, it will execute a Consent of Majority Shareholder approving the Merger. Since the Majority Shareholder has indicated that it will consent to the Merger, no shareholder proxies will be solicited in connection with the Merger and no meeting of shareholders will be held.

AGREEMENT AND PLAN OF REORGANIZATION

    The Agreement provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for the issuance of the Merger Shares and for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, all as of the Exchange Date (defined in such Agreement to be March 29, 2001 or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as APPENDIX A to this Prospectus/Information Statement.

    The Acquired Fund will sell all of its assets to the Acquiring Fund, and, in exchange, the Acquiring Fund will assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund (i) a number of full and fractional Investor Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Investor Shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Investor Shares of the Acquired Fund, and (ii) a number of full and fractional Institutional Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Institutional Shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Institutional Shares of the Acquired Fund.

    Immediately following the Exchange Date, the Acquired Fund will distribute PRO RATA to its shareholders of record (as of the close of business on the Exchange Date), the full and fractional Merger Shares received by the Acquired Fund, with Investor Merger Shares being distributed to holders of Investor Shares of the Acquired Fund and Institutional Merger Shares being distributed to holders of Institutional Shares of the Acquired Fund. As a result of the Merger, each holder of Investor or Institutional Shares of the Acquired Fund will receive a number of Investor or Institutional Merger Shares, as applicable, equal in aggregate value as of the Exchange Date to the value of the Investor and Institutional Shares of the Acquired Fund held by such shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders, each account representing the respective number of full and fractional Investor and/or Institutional Merger Shares due such shareholder. Because the shares of the Acquiring Fund are not represented by certificates, certificates for Merger Shares will not be issued.

    The consummation of the Merger is subject to the conditions set forth in the Agreement, any of which may be waived by the party entitled to its benefits. The Agreement may be terminated and the Merger abandoned at any time prior to the Exchange Date by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

    All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes, if any, brokerage and other similar expenses) incurred in connection with the consummation of the transactions contemplated by the Agreement will be borne by the Adviser. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

DESCRIPTION OF THE MERGER SHARES

    Full and fractional Merger Shares will be issued to the Acquired Fund's shareholders in accordance with the procedures under the Agreement, as summarized above. The Merger Shares are Investor and Institutional Shares of the Acquiring Fund that have characteristics identical in all respects to those of the corresponding class of Acquired Fund shares. For purposes of effecting a subsequent conversion of Merger Shares to any other shares, the Merger Shares will be treated as having been purchased as of the date that the Acquired Fund shares exchanged for such Merger Shares were originally purchased (so that the conversion of such shares will be unaffected by the Merger). See the Prospectus for more information about the characteristics of Investor and Institutional Shares of the Funds.

ORGANIZATION

    Each of the Merger Shares will be fully paid and nonassessable by the Acquiring Fund when issued, will be transferable without restriction, and will have no preemptive rights. The Declaration of Trust permits the Trustees of the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Acquiring Fund's shares are currently divided into five classes: Class A, Class B, Class C, Investor and Institutional. No Class A, B or C Shares are currently outstanding.

    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Trust. The Declaration of Trust provides for indemnification out of Acquiring Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Acquiring Fund. Thus, the risk of a shareholder incurring financial loss from shareholder liability is limited to circumstances in which the Acquiring Fund's assets would be insufficient to meet its obligations. The likelihood of such circumstances is considered remote. The shareholders of the Acquired Fund are currently subject to substantially the same risk of shareholder liability under Massachusetts law and the Declaration of Trust.

    The Declaration of Trust requires only the vote of a majority of the Trustees for the liquidation of any series. The Declaration of Trust also provides that Barr Rosenberg Series Trust or any fund thereof may be terminated by a vote of at least 50% of the shares of each fund entitled to vote (voting separately by fund) or by a majority of the Trustees by written notice to shareholders.

FEDERAL INCOME TAX CONSEQUENCES

    The Merger is intended and is structured to qualify as a tax-free reorganization. The Merger will be conditioned upon receipt of an opinion from Ropes & Gray, counsel to the Trust, to the effect that, for federal income tax purposes, based on the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions:
(i) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the Merger; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will, in each case, be the same as the aggregate tax basis of the Acquired Fund shares; (iv) under Section 1223(1) of the Code, each Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset; (v) under
Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund as a result of the reorganization; (vi) under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets; and (vii) under Section 1223(2) of the Code, the Acquiring Fund's holding period in such assets will include the Acquired Fund's holding period in such assets.

    The opinion will be based on certain factual certifications made by officers of the Trust and on customary assumptions and certain qualifications. The actual tax consequences of the Merger will depend on whether it meets the "continuity of business enterprise" test, which requires that the Acquiring Fund either
(1) continue the Acquired Fund's "historic business" or (2) continue to use a significant portion of the Acquired Fund's historic assets.

SALE OF ASSETS

    A portion of the portfolio assets of the Acquired Fund may be sold immediately prior to the Merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales will be distributed PRO RATA to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions may be taxable to the shareholders.

    The foregoing description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are therefore urged to consult their tax advisers as to the specific consequences of the Merger to them, including the applicability and effect of state, local, foreign and other taxes.

CAPITALIZATION

    The following tables show the capitalization of the Acquiring Fund and the Acquired Fund as of 12/31/00 and of the Acquiring Fund on a PRO FORMA basis as of that date, giving effect to the proposed acquisition by the Acquiring Fund of the assets and liabilities of the Acquired Fund at net asset value:

                CAPITALIZATION TABLES DECEMBER 31, 2000 (UNAUDITED)

                                                                                   INTERNATIONAL
                                                                  INTERNATIONAL     EQUITY FUND
                                                   JAPAN FUND      EQUITY FUND      (PRO FORMA)
                                                  -------------   --------------   --------------
Net assets (000's omitted)
  Investor......................................  $          35   $           2    $           37
  Institutional.................................  $       1,028   $       9,031    $       10,059
Shares outstanding
  Investor......................................  $   6,481.873   $     207.928    $    4,090.676
  Institutional.................................  $ 188,981.311   $1,000,002.000   $1,113,914.791
Net Asset Value
  Investor......................................  $   35,061.24   $    1,877.56    $    36,938.80
  Institutional.................................  $1,028,006.34   $9,030,644.23    $10,058,650.57
Net asset value per share
  Investor......................................  $        5.41   $        9.03    $         9.03
  Institutional.................................  $        5.44   $        9.03    $         9.03

OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

    The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the Acquired Fund as of January 31, 2001. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class.

INSTITUTIONAL SHARES

                                                                               EXPECTED
                                                                              OWNERSHIP
                                                                              PERCENTAGE
                                                               OWNERSHIP     UPON MERGER
NAME AND ADDRESS                                              PERCENTAGE     CONSUMMATION
Koko M. Baker
  c/o RIEM 4 Orinda Way
  Orinda, CA 94563                                                7.60%           .77%

Axa Rosenberg Group
  4 Orinda Way Bldg E
  Orinda, CA 94563                                               84.74%          8.54%

INVESTOR SHARES

                                                                               EXPECTED
                                                                              OWNERSHIP
                                                                              PERCENTAGE
                                                               OWNERSHIP     UPON MERGER
NAME AND ADDRESS                                              PERCENTAGE     CONSUMMATION
Sandra B. Cook
  Sandra B. Cook Family Trust
  425 N Martingale Rd 19 Floor
  Schaumburg, IL 60173                                           19.26%         18.26%

National Investor Services Corp
  55 Water St. 32nd Floor
  New York, NY 10041                                             22.75%         26.69%

Jeremy Liss
  4266 Strathdale Lane
  West Bloomfield, MI 48323                                       6.65%          6.31%

Arthur Y. Liss
  1400 N Woodward Ave 100
  Bloomfield, MI 48304                                           30.63%         29.05%

Charles B. Murdock
  Amanda S. Murdock
  818 Thackston Dr.
  Spartanburg, SC 29307                                          14.83%         14.07%

Gail Elizabeth Swope
  RR2 Box 1053
  Bar Harbor, ME 04609                                            5.62%          5.33%

    The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the Acquiring Fund as of January 31, 2001. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class.

INSTITUTIONAL SHARES

                                                                               EXPECTED
                                                                              OWNERSHIP
                                                                              PERCENTAGE
                                                               OWNERSHIP     UPON MERGER
NAME AND ADDRESS                                              PERCENTAGE     CONSUMMATION
Equitable Life Assurance Society
  of the United States
  1290 Avenue of the Americas
  New York, New York 10104                                       99.99%         89.92%

INVESTOR SHARES

                                                                               EXPECTED
                                                                              OWNERSHIP
                                                                              PERCENTAGE
                                                               OWNERSHIP     UPON MERGER
NAME AND ADDRESS                                              PERCENTAGE     CONSUMMATION
National Investor Services Corp.
  55 Water Street, 32nd Floor
  New York, NY 10041                                             99.03%         26.69%

                          INFORMATION ABOUT THE FUNDS

    Other information regarding the Funds, including information with respect to their investment objectives, policies, restrictions and financial histories may be found in the Prospectus, the SAI, the Merger SAI, the Semi-Annual Report and the Annual Report, which are available upon request by calling Barr Rosenberg Series Trust Shareholder Services at (800) 555-5737 (Institutional Shares) or
(800) 447-3332 (Investor Shares).

    Proxy materials, reports and other information filed by the Trust with respect to the Funds can be inspected and copied at the Securities and Exchange Commission's public reference room, located at 450 5th Street NW, Room 1200, Washington DC 20549. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may also obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the following file number:

FILE NO. 811-05547

                                                                      APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    This Agreement and Plan of Reorganization (the "Agreement") is made as of
March   , 2001 in Boston, Massachusetts, by and between the Barr Rosenberg
Series Trust, a Massachusetts business trust (the "Trust"), on behalf of its AXA Rosenberg Japan Fund (the "Acquired Fund"), and the Trust, on behalf of its AXA Rosenberg International Equity Fund (the "Acquiring Fund").

PLAN OF REORGANIZATION

    (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefore, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Investor shares of beneficial interest of the Acquiring Fund (the "Investor Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Investor shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Investor shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) a number of full and fractional Institutional shares of beneficial interest of the Acquiring Fund (the "Institutional Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Institutional shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Institutional shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Investor Merger Shares and the Institutional Merger Shares shall be referred to collectively as the "Merger Shares"). It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

    (b) Upon consummation of the transaction described in paragraph (a) of this Agreement, the Acquired Fund shall distribute in complete liquidation to its Institutional and Investor shareholders of record as of the Exchange Date the Institutional and Investor Merger Shares, each such shareholder being entitled to receive that proportion of such Institutional and Investor Merger Shares which the number of Investor and Institutional shares, as applicable, of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Institutional and Investor shares of the Acquired Fund outstanding on such date. Certificates representing the Institutional and Investor Merger Shares will not be issued. All issued and outstanding Institutional and Investor shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

    (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), and applicable law, and its legal existence will be terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date or, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

    The Acquiring Fund and the Acquired Fund agree as follows:

    1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

    a. The Acquiring Fund is a series of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

    b. The Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. The statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period from June 7, 2000, the inception date of the Acquiring Fund, through September 30, 2000 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of that date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The current prospectus and statement of additional information of the Trust, each dated July 31, 2000 (collectively, as from time to time amended and supplemented, the "Prospectus"), which have previously been furnished to the Acquired Fund, did not as of such date and does not as of the date hereof contain, with respect to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of any such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of September 30, 2000, those incurred in the ordinary course of its business as an investment company since September 30, 2000 and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2000, whether or not incurred in the ordinary course of business.

    g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to have been filed by the Acquiring Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and state insurance, securities or blue sky laws (which term as used herein shall include the relevant laws of the District of Columbia and of Puerto Rico).

    i. The registration and information statement (the "Information Statement") filed on Form N-14 with the Securities and Exchange Commission (the "Commission") by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, on the effective date of the Information Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the Exchange Date, the prospectus which is contained in the Information Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Trust will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with information furnished in writing by the Acquired Fund to the Acquiring Fund specifically for use in the Information Statement.

    j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Trust's registration statement on Form N-1A under the 1940 Act, as amended (the "Registration Statement"), and the Information Statement.

    k. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

    m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

    o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

    2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

    a. The Acquired Fund is a series of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets, to carry on its business as now being conducted and to carry out this Agreement.

    b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended March 31, 2000 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of that date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

    d. The Prospectus, which has been previously furnished to the Acquiring Fund, did not as of its effective date and does not as of the date hereof contain, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the Registration Statement and the Information Statement.

    g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of March 31, 2000 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2000, whether or not incurred in the ordinary course of business.

    h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of the Trust, are required to have been filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    i. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of March 31, 2000 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

    j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

    k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state insurance, securities or blue sky laws.

    l.  Reserved

    m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Section 851 and 852 of the Code.

    n. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of
Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Acquired Fund's fiduciary duty to its shareholders.

    o. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

    3.  REORGANIZATION.

    a. The holder of a majority of the outstanding voting securities of the Acquired Fund has indicated that it will approve the transactions contemplated hereby. Subject to such approval and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(l) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any Investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Investor and Institutional Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Investor and Institutional shares of the Acquired Fund.

    b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

    c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

    4. TRANSACTION. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Investor Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Investor shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Investor shares of the Acquired Fund assumed by the Acquiring Fund on that date and (ii) a number of full and fractional Institutional Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Institutional shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Institutional shares of the Acquired Fund assumed by the Acquiring Fund on that date.

    a. The net asset value of the Investor and Institutional Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Investor and Institutional shares of the Acquired Fund, and the value of the liabilities attributable to the Investor and Institutional shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

    b. The net asset value of the Investor and Institutional Merger Shares shall be computed in the manner set forth in the Registration Statement. The value of the assets and liabilities of the Investor and Institutional shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

    c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

    d. The Acquired Fund shall distribute the Merger Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up an open account for each Acquired Fund shareholder in accordance with such written instructions.

    e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

    5.  EXPENSES, FEES, ETC.

    a. The parties hereto understand and agree that the costs of the transactions contemplated by this Agreement (other than portfolio transfer taxes, if any, brokerage and other similar expenses) are being borne by the Funds' investment adviser, AXA Rosenberg Investment Management LLC, and/or its affiliates. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

    b.  Reserved

    c.  Reserved

    d.  Reserved

    e. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

    6. EXCHANGE DATE. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at Boston, Massachusetts, on and as of March 29, 2001, or at such other date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

    7.  DISSOLUTION.

    a. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Declaration of Trust in accordance with applicable law, and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

    b. The Acquiring Fund has, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, filed the Information Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Information Statement.

    8. CONDITIONS TO THE ACQUIRING FUND'S OBLIGATIONS. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

    b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, certifying that there has been no material adverse change in the financial position of the Acquired Fund since March 31, 2000, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

    c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

    d.  Reserved

    e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Trust, in form satisfactory to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Information Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund; (iii) the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws of the Trust; and (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as will have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

    g. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date, in form satisfactory to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to and assumption of liabilities from the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares;
(ii) the basis to the Acquiring Fund of the assets will be the same as the basis of the assets in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the assets will include the respective periods for which the assets were held by the Acquired Fund.

    h. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Information Statement in effect on the Exchange Date, may not properly acquire.

    i. That the Information Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

    j. That the Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    k. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

    l. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund
(i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund's net capital gain (i.e., the excess of net long-term capital gain over net short-term capital gain) realized (after reduction for any capital loss carryover), in each case for its taxable years ending on or after March 31, 2000 and on or prior to the Exchange Date.

    m. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

    n. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

    o. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

    p. That the Acquired Fund's transfer agent shall have provided to the acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any share and the number of shares held of record by each such shareholder.

    q.  Reserved

    r.  Reserved

    9. CONDITIONS TO THE ACQUIRED FUND'S OBLIGATIONS. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

    b. That the Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

    c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates; and that the Trust shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by an officer of the Trust certifying that as of the Valuation Time and as of the Exchange Date, to the best of the Trust's knowledge, after due inquiry, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date.

    d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

    e. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, in form satisfactory to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming that the

Information Statement and the Registration Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws of the Trust; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Information Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Information Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Information Statement, and may contain other customary or appropriate qualifications.

    f. That the Acquired Fund shall have received anopinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will, in each case, be the same as the aggregate basis of the Acquired Fund shares; and (iv) an Acquired Fund shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including such shareholder's holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

    g. That all actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

    h. That the Information Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

    i. That the Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    j. That the sale of substantially all the assets of the Acquired Fund to the Acquiring Fund shall be approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund.

    10.  INDEMNIFICATION.

    a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the trustees and officers of the Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in the Information Statement or any amendment or supplement thereof, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund required to be stated therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit, proceeding, legal process or any suit brought against or claim made with the consent of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund in writing within ten (10) days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this
Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties first paying the same. The indemnification obligations of the Acquired Fund under this Section 10(a) shall be assumed by the Acquiring Fund upon the Exchange Date, at which time the Acquired Fund shall be automatically released from such indemnification obligations.

    b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the directors and officers of the Acquired Fund (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in the Information Statement or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make statements relating to the Trust or the Acquiring Fund therein not misleading, including without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding, legal process or any suit brought against or claim made with the consent of the Trust or the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten (10) days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by the Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under
Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties first paying the same.

    11. WAIVER OF CONDITIONS. Each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of the trustees of the Trust on its behalf, or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a) and 9(a).

    12. NO BROKER, ETC. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

    13. TERMINATION. The Acquired Fund and the Acquiring Fund may, by consent of the trustees of the Trust on behalf of each Fund, terminate this Agreement. If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2001, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

    14.  RESERVED

    15. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

    16. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

    17. DECLARATION OF TRUST. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

                                        BARR ROSENBERG SERIES TRUST
                                        on behalf of its AXA Rosenberg Japan
                                        Fund

                                        By: ____________________________________
                                           Title: President

                                        BARR ROSENBERG SERIES TRUST
                                        on behalf of its AXA Rosenberg
                                        International Equity

                                        By: ____________________________________
                                           Title: President

FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 5, 2001

     This Statement of Additional Information (the "SAI") relates to the proposed sale (the "Merger") of substantially all the assets and the assumption of the liabilities of the AXA Rosenberg Japan Fund (the "Acquired Fund"), a series of Barr Rosenberg Series Trust, (the "Trust") by the AXA Rosenberg International Equity Fund (the "Acquiring Fund"), also a series of the Trust.

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Information Statement dated March 5, 2001 (the "Prospectus/Information Statement") of the Acquiring Fund which relates to the Merger. As described in the Prospectus/Information Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Barr Rosenberg Series Trust at 3435 Stelzer Road, Columbus, Ohio 43219-8021 or by calling the Trust's shareholder services at (800) 555-5737 (Institutional Shares) or (800) 447-3332 (Investor Shares).

                                Table of Contents

I.    Additional Information about the Acquiring Fund and the Acquired Fund..1
II.   Financial Statements...................................................1

     I.   Additional Information about the Acquiring Fund and the Acquired Fund

          Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement Form N-1A (filed on July 28, 2000) (Registration Nos. 33-21677 and 811-05547).

     II.  Financial Statements.

          This SAI is accompanied by the Semi-Annual Report for the six months ended September 30, 2000 of the Acquiring Fund and the Acquired Fund and the Annual Report for the year ended March 31, 2000 of the Acquired Fund,each of which contains historical financial information regarding such

Funds. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

          Pro forma financial statements of the Acquiring Fund for the Merger are provided on the following pages.

Pro Forma Combining Condensed

Statements of Operations

For the Periods Ended September 30, 2000 (Unaudited)

-----------------------------------------------------  -------------                 ----------
                                                       AXA Rosenberg
                                                       International
                                        AXA Rosenberg     Equity       Pro Forma      Pro Forma
                                         Japan Fund*      Fund **     Adjustments     Combined
                                        -------------  -------------  ------------   ----------
Investment Income:
  Dividends                                  $ 8,435       $ 58,126                   $ 66,561

Expenses:
  Manager fees                                14,866         26,015     (2,382)(a)      38,499
  Administration fees                          2,111          4,567          -           6,678
  12b-1 fees (Investor Shares)                   242                                       242
  Custodian fees                              31,842         20,654     12,493 (b)      64,989
  Fund accounting fees                        32,452         19,811     10,073 (b)      62,336
  Transfer agent fees                         13,472          2,906     (7,234)(b)       9,144
  Trustees' fees                                 577          1,225                      1,802
  Other expenses                              28,048          7,635                     35,683
                                        -------------  -------------                 ---------
    Total expenses before                    123,610         82,813                    219,373
    waivers/reimbursements
    Less expenses waived/reimbursed         (101,084)       (41,710)   (15,434)(c)    (158,228)
                                        -------------  -------------                 ---------
    Total Net Expenses                        22,526         41,103                     61,146
                                        -------------  -------------                 ---------

Net Investment Income/(Loss)                 (14,091)        17,023                   5,415.27
                                        -------------  -------------                 ---------

Net Realized Gain/(Loss) on:
  Foreign currency transactions                  641        (67,891)                   (67,250)
  Investments                                263,552        (50,589)                   212,963

Net Change in Unrealized
Appreciation/(Depreciation) on:

  Foreign currency transactions                  (25)         4,746                      4,721
  Investments                               (411,802)      (757,670)                (1,169,472)
                                        -------------  -------------                ----------
Net Realized and Unrealized Gain/(Loss)
on Investments and Foreign
Currency Transactions                       (147,634)      (871,404)                (1,019,038)
                                        -------------  -------------                ----------
Net increase/(decrease) in net assets      $(161,725)     $(854,381)              $ (1,013,623)
resulting from operations               =============  =============               ============

-----------
*    ONE YEAR OF ACTIVITY FROM OCTOBER 1, 1999 TO SEPTEMBER 30, 2000 (365 DAYS).
** BECAUSE THE ACQUIRING FUND (AXA ROSENBERG INTERNATIONAL EQUITY FUND) COMMENCED OPERATIONS ON JUNE 7, 2000, INFORMATION FOR THAT FUND REFLECTS ONLY THE PERIOD FROM THAT DATE THROUGH SEPTEMBER 30, 2000 (116 DAYS). AS NOTED ABOVE, HOWEVER, INFORMATION FOR THE ACQUIRED FUND (AXA ROSENBERG JAPAN FUND) REFLECTS THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000.
     THE PRO FORMA COMBINED COLUMN THEREFORE REFLECTS A COMBINATION OF THE
     TWO OPERATIONAL PERIODS. IF THE ACQUIRING FUND COLUMN WERE EXPRESSED ON
     AN ANNUALIZED BASIS, THE PRO FORMA COMBINED RESULTS WOULD BE HIGHER (FOR ITEMS THAT CORRESPOND TO POSITIVE NUMBERS IN THE ACQUIRING FUND COLUMN)
     AND LOWER (FOR ITEMS THAT CORRESPOND TO NEGATIVE NUMBERS IN THE
     ACQUIRING FUND COLUMN) THAN THOSE SHOWN.
(a) ADJUSTMENT TO REFLECT THE CONTRACTUAL FEE STRUCTURE OF THE INTERNATIONAL EQUITY FUND (MANAGER FEE 0.85% OF NET ASSETS).
(b) ADJUSTMENT TO REFLECT THE INTERNATIONAL EQUITY FUND'S CURRENT EXPENSE STRUCTURE.
(c) ADJUSTMENT TO REFLECT THE EXPENSE CAPS OF THE INTERNATIONAL EQUITY FUND (TOTAL EXPENSES 1.35%-INSTITUTIONAL AND 1.60%-INVESTOR OF NET ASSETS).

              See accompanying notes to the financial statements.

Pro Forma Combining Condensed
Statements of Assets and Liabilities as of September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------------------------
                                                                                     AXA Rosenberg
                                                                                     International
                                                                    AXA Rosenberg       Equity         Pro Forma    Pro Forma
                                                                     Japan Fund          Fund         Adjustments   Combined
                                                                     ------------    -------------                -------------
ASSETS

Investments, at value                                                $ 1,351,271      $ 8,925,804                 $ 10,277,075
Cash                                                                     287,973                -                      287,973
Foreign currency, at value                                                 4,590          314,524                      319,114
Dividends and interest receivable                                          3,738           19,950                       23,688
Receivable for investments sold                                           27,684          214,918                      242,602
Receivable from Manager                                                        -           11,128                       11,128
Other assets                                                                   -           21,950                       21,950
                                                                     ------------    -------------                ------------
    Total Assets                                                       1,675,256        9,508,274                   11,183,530
                                                                     ------------    -------------                ------------

LIABILITIES

Payable for investments purchased                                         26,137          353,678                      379,815
Payable to custodian                                                           -            8,937                        8,937
Distributions payable                                                         10                -                           10
  Other accrued expenses                                                  31,606                -                       31,606
                                                                     ------------    -------------                ------------
    Total Liabilities                                                     57,753          362,615                      420,368
                                                                     ------------    -------------                ------------
NET ASSETS                                                             1,617,503      $ 9,145,659                 $ 10,763,162
                                                                     ============    =============                ============

NET ASSETS

  Institutional Shares                                               $ 1,573,708      $ 9,145,659                 $ 10,719,367
  Select Shares                                                           43,795                -                       43,795

Shares of beneficial interest outstanding
(unlimited shares authorized):

  Institutional Shares                                                   236,371        1,000,004       (64,299)*    1,172,076
  Investor Shares                                                          6,610                -        (1,821)*        4,789

Net Asset Value, offering price and
redemption price per share:

  Institutional Shares                                                    $ 6.66           $ 9.15                       $ 9.15
  Investor Shares                                                           6.63                -                       $ 9.15

NET ASSETS CONSIST OF:
Capital                                                              $ 2,162,702     $ 10,000,040                 $ 12,162,742
Accumulated undistributed net investment income/(loss)                    (6,684)          17,023                       10,339
Accumulated net realized losses on investments
and foreign currency transactions                                       (471,049)        (118,480)                    (589,529)
Net unrealized appreciation on foreign currency transactions                 (56)           4,746                        4,690
Net unrealized depreciation on investments                               (67,410)        (757,670)                    (825,080)
                                                                     ------------    -------------                ------------
TOTAL NET ASSETS                                                     $ 1,617,503      $ 9,145,659                 $ 10,763,162
                                                                     ============    =============                ============

-----------
*    ADJUSTMENT TO SHARES SO THE NAV WILL EQUAL $9.15.

              See accompanying notes to the financial statements.

                           BARR ROSENBERG SERIES TRUST
                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

1.   Basis of Combination:

The unaudited Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments reflect the combined financial information of the AXA Rosenberg Japan Fund and the AXA Rosenberg International Equity Fund, both series of the Barr Rosenberg Series Trust (the "Company"), as if the proposed reorganization occurred as of June 7, 2000. These statements have been derived from books and records utilized in calculating daily net asset values at September 30, 2000.

The Reorganization Agreement provides that on the Closing Date of the Reorganization, all of the assets and liabilities will be transferred such that at and after the Reorganization, the assets and liabilities of the Japan Fund will become the assets and liabilities of the International Equity Fund.

In exchange for the transfer of assets and liabilities, the Company will issue to the Japan Fund full and fractional shares of the International Equity Fund, and Japan Fund will make a distribution of such shares to its shareholders. The number of shares of the International Equity Fund so issued will be equal in value to the full and fractional shares of the Japan Fund that are outstanding immediately prior to the Reorganization. At and after the Reorganization, all debts, liabilities and obligations of Japan Fund will become the debts, liabilities and obligations of the International Equity Fund and may thereafter be enforced against the International Equity Fund to the same extent as if the International Equity Fund had incurred them. The pro forma statements give effect to the proposed transfer described above.

Under the purchase method of accounting for business combinations under generally accepted accounting principles, the basis on the part of the International Equity Fund, of the assets of the Japan Fund will be the fair market value of such assets on the Closing Date of the Reorganization. The International Equity Fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the Reorganization, and the basis to the International Equity Fund of the assets of Japan Fund received pursuant to the Reorganization will equal the fair market value of the consideration furnished, and costs incurred, by the International Equity Fund in the Reorganization -- i.e., the sum of the liabilities assumed, the fair market value of the International Equity Fund shares issued, and such costs. For accounting purposes, the International Equity Fund is the surviving portfolio of this Reorganization. The pro forma statements reflect the combined results of operations of Japan Fund and the International Equity Fund. However, should such Reorganization be effected, the statement of operations of the International Equity Fund will not be restated for pre-combination periods to include the corresponding Japan Fund.

The Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

The International Equity Fund and Japan Fund are each separate series of the Barr Rosenberg Series Trust which is registered as an open-end management company under the Investment Company Act of 1940. The investment objectives of each fund are listed below.

The International Equity Fund seeks a total return greater that that of the Morgan Stanley Capital International Europe Australasia, Far East Index (the "MSCI-EAFE Index).

The Japan Fund seeks a total return greater than that of the Tokyo Stock Price Index ("TOPIX").

Expenses

AXA Rosenberg Investment Management LLC (the "Manager") provides advisory and management services to the Funds under separate management contracts. The Manager is entitled to a fee, computed daily and paid monthly, at the annual rate of 1.00% for Japan Fund and 0.85% for the AXA Rosenberg International Equity Fund of each Fund's average net assets. The Manager has voluntarily agreed to waive fees and reimburse the Funds to limit the annual expenses to 1.50% of the average net assets of the AXA Rosenberg Japan Fund and 1.35% of the average net assets of the AXA Rosenberg International Equity Fund. This includes the management fee but excludes the Service Fees, and the Distribution and Shareholder Service Fees. For the twelve month period ended September 30, 2000,

                           BARR ROSENBERG SERIES TRUST
                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

the amount of such waivers totaled $14,866 for the Japan Fund and from June 7, 2000 through September 30, 2000 totaled $26,015 for the International Equity Fund The amount of such expense reimbursements for the twelve month period ended September 30, 2000 totaled $84,107 for the Japan Fund and from June 7, 2000 through September 30, 2000 totaled $11,128 for the International Equity Fund.

BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, computed daily and paid monthly, at an annual rate of 0.15% of the average net assets of the Funds. The Administrator has agreed to waive all fees in the Japan Fund and the International Equity Fund until the net assets reach $25 million. For the twelve month period ended September 30, 2000, the amount of such waivers totaled $2,111 for the Japan Fund and from June 7, 2000 through September 30, 2000 totaled $4,567 for the International Equity Fund.

BISYS serves the Trust as fund accountant. Under the terms of the fund accounting agreement, BISYS is entitled to receive an annual fee of $30,000 for the Japan Fund and $50,000 for the International Equity Fund, and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

The Trust has adopted a Distribution and Shareholder Service Plan for its Investor Shares, pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust's Distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), an indirect wholly owned subsidiary of The BISYS Group, Inc. Under the Distribution and Shareholder Service Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Investor Shares. The Investor Shares are subject to an annual Distribution and Shareholder Service Fee of up to 0.25% of the respective average daily net assets. For the twelve month period ended September 30, 2000, Japan Fund incurred distribution and shareholder service expenses of $242. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer and sub-accounting services in connection with such shares.

Pro Forma Adjustments and Pro Forma Combined Columns

The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if Japan Fund were included in the International Equity Fund from June 7, 2000 through September 30, 2000. Investment advisory, administration, 12b-1, shareholder service, accounting and custodian fees in the pro forma combined column are calculated at the rates in effect for the International Equity Fund based upon the combined net assets of the corresponding Japan Fund and the International Equity Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

The pro forma Schedules of Portfolio Investments give effect to the proposed transfer of such assets as if the Reorganization had occurred at September 30, 2000.

2.   Portfolio Valuation, Securities Transactions and Related Income:

Significant Accounting Policies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

Security Valuation

Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their discretion.

                           BARR ROSENBERG SERIES TRUST
                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Corporate actions (including cash dividends) are recorded on the ex-date or after the ex-date as the Fund becomes aware of such action, net of any non-refundable tax withholdings. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Forward Foreign Currency Contracts

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

Foreign Securities

The Japan Fund and the International Equity Fund pursue their respective objectives by investing in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange or other foreign governmental laws or restrictions.

Determination of Net Asset Value and Calculation of Expenses

Expenses specific to an individual Fund are charged to that Fund, while the expenses that are attributable to more than one Fund of the Trust are allocated among the respective Funds. Net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of shares outstanding attributed to each class at the beginning of each day. Distribution and Shareholder Service Fees are solely borne by and charged to the Investor Shares; Service Fees are charged to the Adviser Shares.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions are made on a tax basis which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, Real Estate Investment Trusts (REITS), redemptions-in-kind and wash sales for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

BARR ROSENBERG SERIES TRUST
MERGER FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2000

             INTERNATIONAL    COMBINED                      MARKET                                INTERNATIONAL         COMBINED
   JAPAN        EQUITY         SHARES                     DESCRIPTION                 JAPAN          EQUITY           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                        COMMON STOCKS  (99.8%):
                                        AUSTRALIA  (2.3%):
                                        BANKING  (1.2%):
                 4,600            4,600  Australia & New Zealand Banking Group        $ -           $ 33,083          $ 33,083
                 4,100            4,100  National Australia Bank                                      56,635            56,635
                 3,400            3,400  Westpac Banking                                              23,476            23,476
                                                                                                     113,194           113,194
                                        FINANCIAL INVESTMENTS  (0.0%):
                   500              500  AMP                                                           4,441             4,441
                                        FOOD  (0.1%):
                11,100           11,100  Goodman Fielder                                               7,183             7,183
                                        HOUSEHOLD  (0.1%):
                11,400           11,400  Pacific Dunlop                                                9,471             9,471
                                        MEDIA  (0.7%):
                 5,100            5,100  News Corporation                                             71,810            71,810
                                        METALS  (0.1%):
                 1,100            1,100  Rio Tinto                                                    14,744            14,744
                                        OIL  (0.0%):
                   700              700  Santos                                                        2,388             2,388
                                        OIL DISTRIBUTION  (0.0%):
                 5,900            5,900  Orogen Minerals                                               4,857             4,857
                                        PAPER  (0.1%):
                 3,600            3,600  Amcor                                                         9,945             9,945
                                        TELEPHONE  (0.0%):
                 1,300            1,300  Uecomm *                                                      1,126             1,126
                                        TRAVEL/ENTERTAINMENT  (0.0%):
                   900              900  Village Roadshow                                                751               751
                                                                                                     239,910           239,910
                                        AUSTRIA  (0.2%):
                                        OIL DISTRIBUTION  (0.2%):
                   350              350  OMV                                                          25,288            25,288
                                        BELGIUM  (0.2%):
                                        RETAIL/WHOLESALE  (0.2%):
                   405              405  Delhaize Le Lion                                             19,084            19,084
                                        DENMARK  (0.1%):
                                        INSURANCE  (0.1%):
                   132              132  Codan                                                         7,651             7,651
                                        FINLAND  (1.8%):
                                        DRUGS  (0.1%):
                   479              479  Orion Yhtyma, Class B                                         8,200             8,200
                                        ELECTRIC UTILITIES  (0.2%):
                 4,749            4,749  Fortum                                                       16,134            16,134
                                        ELECTRONICS  (1.2%):
                 3,000            3,000  Nokia                                                       121,562           121,562
                                        INSURANCE  (0.2%):
                   600              600  Pohjola Group Insurance, Class B                             23,164            23,164
                                        PAPER  (0.1%):
                 1,800            1,800  Metsa Serla, Class B                                         11,833            11,833
                                                                                                     180,893           180,893
                                        FRANCE  (9.0%):
                                        AUTOS  (0.7%):
                   382              382  PSA Peugeot Citroen                                          67,855            67,855
                                        BANKING  (1.9%):
                 1,749            1,749  BNP Paribas                                                 154,182           154,182
                   700              700  Societe Generale, Class A                                    39,131            39,131
                                                                                                     193,313           193,313
                                        BUILDING & CONSTRUCTION  (0.2%):
                   363              363  Vinci                                                        18,498            18,498
                                        CHEMICALS  (0.2%):
                 1,748            1,748  Rhodia                                                       18,988            18,988
                                        DRUGS  (0.5%):
                   648              648  Aventis                                                      48,604            48,604
                                        ELECTRONIC EQUIPMENT  (0.2%):
                    93               93  Sagem SA                                                     19,852            19,852
                                        ELECTRONICS  (2.3%):
                 3,450            3,450  Alcatel                                                     220,715           220,715
                   293              293  Lagardere                                                    17,749            17,749
                                                                                                     238,464           238,464
                                        FINANCIAL INVESTMENTS  (0.1%):
                   188              188  Societe Fonciere, Financiere                                 11,414            11,414
                                         Et De Participations FOOD  (0.2%):
                   279              279  Eridania Beghin-Say                                          24,004            24,004
                                        LIQUOR & TOBACCO  (1.3%):
                   684              684  Christian Dior                                               36,848            36,848
                 1,300            1,300  LVMH                                                         98,139            98,139
                                                                                                     134,987           134,987
                                        MACHINERY  (0.3%):
                 1,180            1,180  Alstom                                                       27,229            27,229
                                        METALS  (0.2%):
                 2,744            2,744  Usinor                                                       24,916            24,916
                                        SERVICES  (0.1%):
                 1,325            1,325  Bull *                                                        7,986             7,986
                                        TELEPHONE  (0.8%):
                   575              575  Canal Plus                                                   86,105            86,105
                                                                                                     922,215           922,215

BARR ROSENBERG SERIES TRUST
MERGER FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2000

             INTERNATIONAL    COMBINED                      MARKET                                INTERNATIONAL         COMBINED
   JAPAN        EQUITY         SHARES                     DESCRIPTION                 JAPAN          EQUITY           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                        GERMANY  (6.1%):
                                        AUTOS  (1.7%):
                 3,960            3,960  DaimlerChrysler                                             177,655           177,655
                                        CHEMICALS  (0.9%):
                 2,630            2,630  BASF                                                         93,458            93,458
                                        ELECTRIC UTILITIES  (0.9%):
                 2,712            2,712  RWE                                                          95,725            95,725
                                        MACHINERY  (2.6%):
                 2,004            2,004  Siemens                                                     258,183           258,183
                                                                                                     625,021           625,021
                                        HONG KONG  (1.9%):
                                        AIRLINES  (0.7%):
                12,000           12,000  Cathay Pacific Airways                                       22,009            22,009
                 4,000            4,000  Hong Kong Aircraft Engineering                                6,618             6,618
                 6,000            6,000  Swire Pacific, Class A                                       37,399            37,399
                                                                                                      66,026            66,026
                                        AUTOS  (0.2%):
                10,000           10,000  Johnson Electric Holdings                                    21,483            21,483
                                        COMPUTER  (0.1%):
                 8,000            8,000  Legend Holdings *                                             7,593             7,593
                                        ELECTRIC UTILITIES  (0.2%):
                10,000           10,000  China Travel International                                    1,321             1,321
                                         Investment Hong Kong
                 4,000            4,000  Citic Pacific                                                17,238            17,238
                                                                                                      18,559            18,559
                                        REAL ESTATE ASSETS  (0.4%):
                32,000           32,000  Chinese Estates Holdings *                                    3,776             3,776
                 3,000            3,000  Sun Hung Kai Properties                                      28,280            28,280
                10,000           10,000  Wheelock and Company                                          7,888             7,888
                                                                                                      39,944            39,944
                                        RETAIL/WHOLESALE  (0.2%):
                12,000           12,000  Li & Fung *                                                  25,317            25,317
                                        TELEPHONE  (0.1%):
                 2,000            2,000  China Mobile (Hong Kong) *                                   13,275            13,275
                                                                                                     192,197           192,197
                                        ITALY  (2.7%):
                                        FOOD  (0.4%):
                20,000           20,000  Montedison                                                   39,533            39,533
                                        MEDIA  (0.1%):
                 5,203            5,203  Cofide *                                                      8,700             8,700
                                        TELEPHONE  (2.2%):
                 5,000            5,000  Tecnost *                                                    15,134            15,134
                20,068           20,068  Telecom Italia                                              213,210           213,210
                                                                                                     228,344           228,344
                                                                                                     276,577           276,577
                                        JAPAN  (36.6%):
                                        AIRLINES  (0.0%):
                 1,000            1,000  Japan Airlines Company                                        3,785             3,785
                                        AUTOS  (3.0%):
      2,000      5,000            7,000  Fuji Heavy Industries                          12,438        31,094            43,532
                 4,000            4,000  Honda Motor                                                 147,326           147,326
                 2,000            2,000  Isuzu Motors *                                                4,220             4,220
      2,000                       2,000  Keihin                                         15,547                          15,547
      3,000                       3,000  Mazda Motor Corp.                               5,830                           5,830
      1,000      1,000            2,000  Mitsubishi Motors *                             3,072         3,072             6,144
      2,000      3,000            5,000  Suzuki Motor                                   20,784        31,177            51,961
      2,000      2,000            4,000  Yamaha Motor                                   14,992        14,992            29,984
                                                                                        72,663       231,881           304,544
                                        BANKING  (5.1%):
         10         23               33  Mizuho Holdings                                82,362       189,432           271,794
      6,000     11,000           17,000  The Asahi Bank                                 24,709        45,299            70,008
      5,000     17,000           22,000  The Daiwa Bank                                 11,383        38,701            50,084
      4,000                       4,000  The Sanwa Bank                                 35,610                          35,610
      6,000     11,000           17,000  The Tokai Bank                                 30,483        55,886            86,369
                                                                                       184,547       329,318           513,865
                                        BUILDING  (0.8%):
      1,000                       1,000  Chudenko                                       11,614                          11,614
        400      1,100            1,500  Daito Trust Construction                        6,474        17,804            24,278
      2,000      5,000            7,000  Daiwa House Industry                           13,974        34,934            48,908
                                                                                        32,062        52,738            84,800
                                        CHEMICALS  (1.0%):
      4,000     14,000           18,000  Mitsubishi Chemical                            13,881        48,584            62,465
      1,000      4,000            5,000  Mitsui Chemicals                                4,451        17,805            22,256
      3,000                       3,000  Sumitomo Chemical Co.                          14,937                          14,937
                                                                                        33,269        66,389            99,658
                                        CONSTRUCTION MATERIALS  (0.9%):
      2,000      3,000            5,000  Matsushita Electric Works                      23,006        34,509            57,515
      1,000                       1,000  Matsushita-Kotobuki                            19,572                          19,572
      2,000                       2,000  Mitsubishi Plastics                             3,961                           3,961
      2,000      1,000            3,000  Tokuyama                                        8,939         4,470            13,409
                                                                                        55,478        38,979            94,457
                                        DRUGS  (2.6%):
      1,000                       1,000  Chugai Pharmaceutical Co.                      18,166                          18,166
      2,000                       2,000  Nikken Chemicals                                7,070                           7,070
                 1,000            1,000  Ono Pharmaceutical                                           41,088            41,088
      2,000      3,000            5,000  Sankyo                                         44,513        66,768           111,281
      2,000      3,000            5,000  Tanabe Seiyaku                                 15,195        22,793            37,988

BARR ROSENBERG SERIES TRUST
MERGER FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2000

             INTERNATIONAL    COMBINED                      MARKET                                INTERNATIONAL         COMBINED
   JAPAN        EQUITY         SHARES                     DESCRIPTION                 JAPAN          EQUITY           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
      2,000                       2,000  Tsumura & Co.                                   6,848                           6,848
                 1,000            1,000  Yamanouchi Pharmaceutical                                    48,121            48,121
                                                                                        91,792       178,770           270,562
                                        DURABLES  (2.9%):
      2,000      4,000            6,000  Kenwood                                         7,311        14,622            21,933
      4,000      5,000            9,000  Matsushita Electric Industrial                104,756       130,946           235,702
      2,000      3,000            5,000  Victor Co. of Japan *                          17,120        25,680            42,800
                                                                                       129,187       171,248           300,435
                                        ELECTRIC UTILITIES  (0.8%):
                 1,900            1,900  Kansai Electric Power                                        30,946            30,946
        900                         900  Kyushu Electric Power                          14,017                          14,017
                 3,000            3,000  Tohoku Electric Power                                        41,977            41,977
                                                                                        14,017        72,923            86,940
                                        ELECTRONICS  (6.4%):
                   400              400  Futaba                                                       16,250            16,250
                11,000           11,000  Hitachi                                                     127,651           127,651
                 1,000            1,000  Hitachi Chemical                                             28,040            28,040
                 2,000            2,000  Ibiden                                                       39,700            39,700
        200        300              500  Keyence                                        69,221       103,831           173,052
                   900              900  Komatsu Electronic Metals *                                   9,203             9,203
      4,000      9,000           13,000  Mitsubishi Electric                            33,130        74,542           107,672
      2,000                       2,000  Nissho                                         16,250                          16,250
      2,000                       2,000  Shindengen Electric Manufacturing              13,048                          13,048
                 8,000            8,000  Toshiba                                                      64,483            64,483
      2,000      3,000            5,000  Toshiba TEC                                     8,292        12,438            20,730
      2,000      1,000            3,000  Yokogawa Electric                              18,342         9,171            27,513
                                                                                       158,283       485,309           643,592
                                        FINANCIAL INVESTMENTS  (0.2%):
                   800              800  Nihon Unisys                                                 15,769            15,769
                 1,000            1,000  Tokyo Leasing                                                 5,552             5,552
                                                                                                      21,321            21,321
                                        FOOD  (0.1%):
      1,000                       1,000  Kinki Coca-Cola Bottling Co.                   10,550                          10,550
                                        HOUSEHOLD  (0.1%):
      1,000                       1,000  Tenma                                          11,466                          11,466
                                        INSURANCE  (0.1%):
      2,000                       2,000  The Dai-Tokyo Fire & Marine Insurance           6,052                           6,052
                                        LIQUOR & TOBACCO  (0.6%):
      1,000      4,000            5,000  Asahi Breweries                                 8,958        35,832            44,790
          2                           2  Japan Tobacco                                  15,695                          15,695
                                                                                        24,653        35,832            60,485
                                        MACHINERY  (1.0%):
                   200              200  Advantest                                                    31,427            31,427
        100                         100  Disco                                          13,335                          13,335
      2,000                       2,000  Hitachi Koki                                    5,960                           5,960
      2,000      2,000            4,000  Makita                                         15,880        15,880            31,760
      2,000                       2,000  Nitto Electric Works                           16,287                          16,287
      2,000                       2,000  Tokyo Kikai Seisakusho                          7,385                           7,385
                                                                                        58,847        47,307           106,154
                                        MEDIA  (0.2%):
         30                          30  Nippon Television Network                      17,240                          17,240
                                        MISCELLANEOUS FINANCIAL  (1.8%):
      3,000      6,000            9,000  Daiwa Securities Group                         35,175        70,350           105,525
      3,000      6,000            9,000  Nikko Securities Co.                           26,652        53,304            79,956
                                                                                        61,827       123,654           185,481
                                        OFFICE MACHINERY  (2.1%):
      4,000      4,000            8,000  NEC                                            90,875        90,875           181,750
                 2,000            2,000  Sharp                                                        30,946            30,946
                                                                                        90,875       121,821           212,696
                                        OIL DISTRIBUTION  (0.0%):
      2,000                       2,000  Koa Oil Company                                 5,127                           5,127
                                        PUERTO RICO  (0.1%):
        100                         100  Mabuchi Motor Co. Ltd.                         12,798                          12,798
                                        REAL ESTATE  (0.1%):
      2,000                       2,000  Sumitomo Realty & Development Co.              10,457                          10,457
                                        RETAIL/WHOLESALE  (0.7%):
      2,000                       2,000  Kasumi                                          8,218                           8,218
      3,000      7,000           10,000  Mitsui & Co.                                   18,739        43,726            62,465
      2,000                       2,000  Tokyu Store Chain                               6,034                           6,034
                                                                                        32,991        43,726            76,717
                                        SERVICES  (2.1%):
      3,000      4,000            7,000  Fujitsu                                        69,684        92,911           162,595
        200                         200  Fujitsu Business Systems                        4,627                           4,627
                   300              300  Hitachi Information Systems                                  12,049            12,049
          4                           4  NTT Data Communications Systems                37,016                          37,016
                                                                                       111,327       104,960           216,287
                                        TELEPHONE  (2.4%):
          4          7               11  DDI                                            26,282        45,993            72,275
          7         11               18  Nippon Telegraph and Telephone                 68,665       107,903           176,568
                                                                                        94,947       153,896           248,843
                                        TEXTILES  (0.2%):
                 2,000            2,000  Wacoal                                                       16,583            16,583
                                        TRANSPORTATION  (0.1%):
          3                           3  West Japan Railway Co.                         13,853                          13,853
                                        TRAVEL/ENTERTAINMENT  (1.2%):
        300        800            1,100  Heiwa                                           5,969        15,917            21,886

BARR ROSENBERG SERIES TRUST
MERGER FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2000

             INTERNATIONAL    COMBINED                      MARKET                                INTERNATIONAL         COMBINED
   JAPAN        EQUITY         SHARES                     DESCRIPTION                 JAPAN          EQUITY           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                   500              500  Nintendo                                                     91,292            91,292
        300                         300  Sankyo Co., Gunma                              10,994                          10,994
                                                                                        16,963       107,209           124,172

             INTERNATIONAL    COMBINED                      MARKET                                INTERNATIONAL         COMBINED
   JAPAN        EQUITY         SHARES                     DESCRIPTION                 JAPAN          EQUITY           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,351,271     2,407,649         3,758,920
                                        NETHERLANDS  (5.0%):
                                        BANKING  (0.9%):
                 4,170            4,170  ABN AMRO Holding                                             97,144            97,144
                                        CHEMICALS  (0.2%):
                   366              366  Akzo Nobel                                                   15,438            15,438
                                        DURABLES  (2.0%):
                 4,782            4,782  Koninklijke (Royal)                                         205,802           205,802
                                         Philips Electronics
                                        FINANCIAL INVESTMENTS  (0.1%):
                     5                5  N.V. Petroleum - Maatschappij                                10,655            10,655
                                         Moeara Enim
                                        FOOD  (0.1%):
                 1,075            1,075  Koninklijke Wessanen                                         12,379            12,379
                                        OIL DISTRIBUTION  (1.7%):
                 2,850            2,850  Royal Dutch Petroleum                                       172,246           172,246
                                                                                                     513,664           513,664
                                        NEW ZEALAND  (0.1%):
                                        FOOD  (0.1%):
                20,100           20,100  Carter Holt Harvey                                           13,399            13,399
                                        OIL  (0.0%):
                   400              400  Fletcher Challenge Energy                                     1,415             1,415
                                                                                                      14,814            14,814
                                        PORTUGAL  (0.7%):
                                        TELEPHONE  (0.7%):
                 7,073            7,073  Portugal Telecom                                             72,712            72,712
                                        SINGAPORE  (0.7%):
                                        AIRCRAFT  (0.2%):
                11,000           11,000  Singapore Technologies Engineering                           16,308            16,308
                                        REAL ESTATE ASSETS  (0.0%):
                 2,000            2,000  Keppel                                                        4,068             4,068
                                        TELEPHONE  (0.5%):
                30,000           30,000  Singapore Telecommunications                                 46,889            46,889
                                        TRANSPORTATION  (0.0%):
                 3,000            3,000  Neptune Orient Lines *                                        2,689             2,689
                                                                                                      69,954            69,954
                                        SPAIN  (3.9%):
                                        ELECTRIC UTILITIES  (1.6%):
                 5,440            5,440  Empresa Nacional de Electricidad                            102,248           102,248
                 4,982            4,982  Iberdrola                                                    63,306            63,306
                                                                                                     165,554           165,554
                                        OIL DISTRIBUTION  (0.4%):
                 2,320            2,320  Repsol-YPF                                                   42,685            42,685
                                        TELEPHONE  (1.9%):
                 9,731            9,731  Telefonica *                                                192,775           192,775
                                                                                                     401,014           401,014
                                        SWEDEN  (1.4%):
                                        BANKING  (0.7%):
                 4,500            4,500  Svenska Handelsbanken, Class A                               72,407            72,407
                                        DURABLES  (0.1%):
                 1,181            1,181  Electrolux, Class B                                          14,835            14,835
                                        MACHINERY  (0.2%):
                 1,321            1,321  SKF, Class B                                                 17,142            17,142
                                        MISCELLANEOUS FINANCIAL  (0.3%):
                 1,660            1,660  Skandia Forsakrings                                          32,914            32,914
                                        PAPER  (0.1%):
                   405              405  Svenska Cellulosa, Class B                                    7,147             7,147
                                                                                                     144,445           144,445
                                        SWITZERLAND  (6.1%):
                                        BANKING  (0.3%):
                   180              180  Credit Suisse Group                                          33,637            33,637
                                        DRUGS  (2.5%):
                   166              166  Novartis                                                    254,507           254,507
                                        FINANCIAL INVESTMENTS  (0.8%):
                    26               26  BB Biotech *                                                 33,244            33,244
                    69               69  BK Vision *                                                  16,567            16,567
                    39               39  BT&T Telekommunikations und                                 17,487            17,487
                                         Technologie *
                    26               26  Pharma Vision 2000 *                                         17,750            17,750
                                                                                                      85,048            85,048
                                        FOOD  (1.6%):
                    80               80  Nestle                                                      166,624           166,624
                                        INSURANCE  (0.8%):
                    17               17  Helvetia Patria Holding                                      14,753            14,753
                    80               80  Schweizerische Lebensversicherungs-und                       63,410            63,410
                                         Rentenanstalt/Swiss Life
                                                                                                      78,163            78,163
                                        TELEPHONE  (0.1%):
                     4                4  Ascom Holding                                                13,411            13,411
                                                                                                     631,390           631,390
                                        UNITED KINGDOM  (21.0%):
                                        BANKING  (2.5%):
                 9,000            9,000  Abbey National                                              119,625           119,625
                 5,000            5,000  Barclays                                                    138,388           138,388
                                                                                                     258,013           258,013
                                        BUILDING  (0.1%):
                 6,995            6,995  Taylor Woodrow                                               15,358            15,358
                                        CONSTRUCTION MATERIALS  (0.1%):
                 9,000            9,000  Pilkington                                                   10,812            10,812
                                        FINANCIAL INVESTMENTS  (1.7%):

BARR ROSENBERG SERIES TRUST
MERGER FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2000

             INTERNATIONAL    COMBINED                      MARKET                                INTERNATIONAL         COMBINED
   JAPAN        EQUITY         SHARES                     DESCRIPTION                 JAPAN          EQUITY           MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 9,656            9,656  CGNU                                                        137,053           137,053
                 5,781            5,781  Royal & Sun Alliance Insurance Group                         38,633            38,633
                                                                                                     175,686           175,686
                                        FOOD  (0.9%):
                 9,827            9,827  Allied Domecq                                                48,963            48,963
                 1,526            1,526  Associated British Foods                                      8,009             8,009
                 5,000            5,000  Unilever                                                     32,379            32,379
                                                                                                      89,351            89,351
                                        INSURANCE  (0.1%):
                   743              743  London Pacific Group                                         15,352            15,352
                                        MACHINERY  (0.3%):
                13,739           13,739  Invensys                                                     30,013            30,013
                                        MISCELLANEOUS FINANCIAL  (0.9%):
                10,736           10,736  Halifax Group                                                91,588            91,588
                                        OIL  (1.7%):
                12,000           12,000  BP Amoco                                                    106,807           106,807
                 4,000            4,000  Enterprise Oil                                               32,734            32,734
                16,992           16,992  LASMO                                                        32,659            32,659
                                                                                                     172,200           172,200
                                        OIL DISTRIBUTION  (1.6%):
                20,604           20,604  Shell Transport & Trading Co.                               167,851           167,851
                                        OTHER UTILITIES  (1.1%):
                18,000           18,000  BG Group                                                    114,369           114,369
                                        RETAIL/WHOLESALE  (3.2%):
                 8,176            8,176  Boots Company                                                61,892            61,892
                17,000           17,000  J Sainsbury                                                  93,752            93,752
                 2,230            2,230  Safeway                                                       9,463             9,463
                38,979           38,979  Tesco                                                       143,212           143,212
                 7,020            7,020  Tomkins                                                      17,125            17,125
                                                                                                     325,444           325,444
                                        TELEPHONE  (6.1%):
                27,000           27,000  British Telecommunications                                  283,828           283,828
                92,000           92,000  Vodafone Group                                              343,455           343,455
                                                                                                     627,283           627,283
                                        TRANSPORTATION  (0.1%):
                 2,725            2,725  Arriva                                                       10,274            10,274
                                        TRAVEL/ENTERTAINMENT  (0.6%):
                 1,652            1,652  Millennium & Copthorne Hotels                                10,100            10,100
                 6,854            6,854  Rank Group                                                   16,670            16,670
                 3,551            3,551  Scottish & Newcastle                                         21,644            21,644
                 5,450            5,450  Thistle Hotels                                                9,549             9,549
                                                                                                      57,963            57,963
                                                                                                   2,161,557         2,161,557
                                        TOTAL COMMON STOCKS                          1,351,271     8,906,035        10,257,306
                                        PREFERRED STOCKS  (0.2%):
                                        GERMANY  (0.2%):
                                        TELEPHONE  (0.2%):
                   173              173  Prosieben Media                                              19,769            19,769
                                        TOTAL PREFERRED STOCKS                                        19,769            19,769


                                        TOTAL INVESTMENTS (COST $11,102,155)         1,351,271     8,925,804        10,277,075

                                         OTHER ASSETS IN EXCESS OF LIABILITIES         266,232       219,855           486,087

                                         TOTAL NET ASSETS                           $1,617,503    $9,145,659       $10,763,162

                            PART C. OTHER INFORMATION

ITEM 15     INDEMNIFICATION

Article VIII of the Registrant's Second Amended and Restated Agreement and Declaration of Trust, as amended, reads as follows (referring to the Registrant as the "Trust"):

      ARTICLE VIII

      Indemnification

      SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

      SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available fact (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

      SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission ) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

      SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

ITEM 16     EXHIBITS.

            The number of each exhibit relates to the exhibit designation in Form N-14

      1.    (a)    Second Amendment and Restated Agreement and Declaration of
                   Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 19 to the Registration
                   Statement filed on July 29, 1998;

            (b) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on July 29, 1998;

            (c) Amendment No. 2 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on May 28, 1999;

            (d) Amendment No. 3 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on July 28, 1999;

            (e) Amendment No. 4 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on July 28, 2000;

      2. Bylaws of the Registrant -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on December 9, 1997.

      3.    None.

      4. Form of Agreement and Plan of Reorganization - Filed as Appendix A to Part A hereof.

      5.    None.

      6.    (a)    Management Contract between the Registrant on behalf of
                   its AXA Rosenberg Japan Fund and AXA Rosenberg Investment
                   Management LLC -- incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's
                   Registration Statement filed on May 1, 2000;

            (b) Management Contract between the Registrant on behalf of its AXA Rosenberg International Equity Fund and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement filed on May 1, 2000;

      7. Further Amended and Restated Distributor's Contract between the Registrant and Barr Rosenberg Funds Distributor, Inc., -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

      8.    None.

      9.    (a)    Form of Custody Agreement between the Registrant on behalf of its Japan Series (renamed the AXA Rosenberg Japan Fund) and
                   State Street Bank
                   and Trust Company -- incorporated by reference to Post-
                   Effective Amendment No. 2 to the Registration Statement filed on August 18, 1998;

            (b) Form of Custody Agreement between the Registrant on behalf of its AXA Rosenberg International Equity Fund and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement filed on May 1, 2000;

     10.    (a)    Amended and Restated Distribution and Shareholder Service
                   Plan for Investor shares -- incorporated by reference to Post-Effective Amendment No. 24 filed on May 28, 1999;

            (b) Further Amended and Restated Multi-Class Plan -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

     11.    Opinion and Consent of Ropes & Gray -- previously filed;

     12.    Opinion and Consent of Ropes & Gray -- to be supplied;

     13.    (a)    Transfer Agency Agreement between the Registrant and BISYS
                   Fund Services Ohio, Inc. -- incorporated by reference to
                   Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

            (b) Expense Limitation Agreement between AXA Rosenberg Investment Management LLC and the Registrant on behalf of the Fund -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

            (c) Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

            (d) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

      14.   Consent of PricewaterhouseCoopers LLP -- filed herewith;

     15.    [None.]


     16.    (a)    Power of Attorney for William F. Sharpe -- filed herewith;


            (b)    Power of Attorney for Nils H. Hakansson -- filed herewith;

            (c) Power of Attorney for Dwight M. Jaffee -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on May 28, 1999;

            (d)    Power of Attorney for Po-Len Hew -- filed herewith;


     17.    (a)    The Registrant's Current Prospectus dated July 31, 2000



            (b) Supplement to the Registrant's Current Prospectus dated August 18, 2000


ITEM 17     UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

ITEM 17 RIDER

     3. The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Orinda in the State of California on the 28th day of February, 2001.


                                    BARR ROSENBERG SERIES TRUST

                                    By: /s/ RICHARD L. SAALFELD
                                       ------------------------
                                       Richard Saalfeld
                                       President


      Pursuant to the Requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 has been signed below by the following persons in the capacities indicated and on the 28th day of February, 2001.



      SIGNATURE                         TITLE                    DATE
RICHARD L. SAALFELD               President (Principal      February 28, 2001
-------------------               Executive Officer
Richard L. Saalfeld


KENNETH REID
-------------------               Trustee                   February 28, 2001
Kenneth Reid


Po-Len Hew*                       Treasurer (Principal      February 28, 2001
                                  Accounting and
                                  Financial Officer)


William F. Sharpe*                Trustee                   February 28, 2001


Nils H. Hakansson*                Trustee                   February 28, 2001


Dwight M. Jaffee*                 Trustee                   February 28, 2001


*By: KENNETH REID
     Kenneth Reid
     Attorney-in-Fact

Date: February 2, 2001

                                  EXHIBIT LIST

EXHIBIT NO.                     EXHIBIT NAME


14                                  Consent of PricewaterhouseCoopers LLP

16 (a)                              Power of Attorney for William F. Sharpe

16 (b)                              Power of Attorney for Nils H. Hakansson


16 (d)                              Power of Attorney for Po-Len Hew



17 (a)                              The Registrant's Current Prospectus dated
                                    July 31, 2000.



17 (b)                              Supplement to the Registrant's Current
                                    Prospectus dated August 18, 2000.